UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26339 (Commission File Number)	77-0422528 (I.R.S. Employer Identification No.)

1194 North Mathilda Avenue, Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 745-2000

Item 5. Other Events

     On June 3, 2003, Juniper Networks, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 to this report.

Item 7. Exhibits

     (c)  Exhibits

99.1	Press release issued on June 3, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNIPER NETWORKS, INC.

Date: June 3, 2003	/s/ Lisa C. Berry

Lisa C. Berry Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on June 3, 2003